Exhibit 10.5

Schedule of Omitted Documents

The following promissory notes have not been filed as exhibits to this Form 8-K pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.2 to this Form 8-K.

1. Revolving Note executed by CHP Partners, LP in favor of SunTrust Bank in the original principal amount of $41,262,137, dated May 15, 2019.

2. Revolving Note executed by CHP Partners, LP in favor of Fifth Third Bank in the original principal amount of $41,262,136, dated May 15, 2019.

3. Revolving Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $24,271,845, dated May 15, 2019.

4. Revolving Note executed by CHP Partners, LP in favor of Cadence Bank, N.A. in the original principal amount of $16,990,291, dated May 15, 2019.

5. Revolving Note executed by CHP Partners, LP in favor of Comerica Bank in the original principal amount of $14,563,107, dated May 15, 2019.

6. Revolving Note executed by CHP Partners, LP in favor of Capital Bank, a division of First Tennessee Bank National Association, a national banking association, successor by merger to Capital Bank Corporation, a North Carolina banking corporation, successor by conversion to Capital Bank, N.A., a national banking association, in the original principal amount of $12,135,922, dated May 15, 2019.

7. Revolving Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $12,135,922, dated May 15, 2019.

8. Revolving Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $12,135,922, dated May 15, 2019.

9. Revolving Note executed by CHP Partners, LP in favor of BankUnited, N.A. in the original principal amount of $12,135,922, dated May 15, 2019.

10. Revolving Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $7,281,553, dated May 15, 2019.

11. Revolving Note executed by CHP Partners, LP in favor of City National Bank of Florida in the original principal amount of $7,281,553, dated May 15, 2019.

12. Revolving Note executed by CHP Partners, LP in favor of Seaside National Bank & Trust, N.A. in the original principal amount of $7,038,835, dated May 15, 2019.

The following promissory notes have not been filed as exhibits to this Form 8-K pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.3 to this Form 8-K.

1. Term Note executed by CHP Partners, LP in favor of SunTrust Bank in the original principal amount of $43,737,863, dated May 15, 2019.

2. Term Note executed by CHP Partners, LP in favor of Fifth Third Bank in the original principal amount of $43,737,864, dated May 15, 2019.

3. Term Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $25,728,155, dated May 15, 2019.

4. Term Note executed by CHP Partners, LP in favor of Cadence Bank, N.A. in the original principal amount of $18,009,709, dated May 15, 2019.

5. Term Note executed by CHP Partners, LP in favor of Comerica Bank in the original principal amount of $15,436,893, dated May 15, 2019.

6. Term Note executed by CHP Partners, LP in favor of Capital Bank, a division of First Tennessee Bank National Association, a national banking association, successor by merger to Capital Bank Corporation, a North Carolina banking corporation, successor by conversion to Capital Bank, N.A., a national banking association, in the original principal amount of $12,864,078, dated May 15, 2019.

7. Term Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $12,864,078, dated May 15, 2019.

8. Term Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $12,864,078, dated May 15, 2019.

9. Term Note executed by CHP Partners, LP in favor of BankUnited, N.A. in the original principal amount of $12,864,078, dated May 15, 2019.

10. Term Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $7,718,447, dated May 15, 2019.

11. Term Note executed by CHP Partners, LP in favor of City National Bank of Florida in the original principal amount of $7,718,447, dated May 15, 2019.

12. Term Note executed by CHP Partners, LP in favor of Seaside National Bank & Trust, N.A. in the original principal amount of $7,461,165, dated May 15, 2019.